Property and Equipment	12 Months Ended
Dec. 31, 2012
Property and Equipment

5. Property and Equipment

Property and equipment of continuing operations at December 31 is recorded at cost and summarized as follows (amounts in thousands):

	2012	2011
Land and land improvements	$241,292	$217,811
Buildings	2,297,343	2,272,381
Furniture, fixtures and equipment	563,622	533,396
Construction in progress	27,534	59,822

	3,129,791	3,083,410
Accumulated depreciation	(980,792)	(874,283)

Property and equipment, net	$2,148,999	$2,209,127

Depreciation expense, including amortization of assets under capital lease obligations, of continuing operations during 2012, 2011 and 2010 was $120.7 million, $116.6 million, and $97.4 million, respectively.